UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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CenterPoint Energy, Inc.

(Name of Registrant as Specified In Its Charter)

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Explanatory Note

On March 13, 2015, CenterPoint Energy, Inc. filed its definitive proxy statement for its Annual Meeting of Shareholders to be held on April 23, 2015 (the “2015 Proxy Statement”). Attached is a copy of each of the CenterPoint Energy, Inc. 2009 Long-term Incentive Plan (Long-term Incentive Plan) and the CenterPoint Energy, Inc. short-term incentive plan (as amended, Short-term Incentive Plan), which were inadvertently omitted as appendices to the 2015 Proxy Statement. Items 4 and 5 of the 2015 Proxy Statement propose that shareholders reapprove the material terms of the performance-based goals under the Long-term Incentive Plan and the Short-term Incentive Plan, respectively, to allow certain awards to continue to qualify as performance-based compensation deductible under Internal Revenue Code Section 162(m). As stated in the 2015 Proxy Statement, we are not proposing any amendments to the terms of the Long-term Incentive Plan or the Short-term Incentive Plan in connection with the reapproval of the material terms of the performance-based goals under such plans.

Appendix A

CENTERPOINT ENERGY, INC.

2009 LONG TERM INCENTIVE PLAN

1. PLAN. This CenterPoint Energy, Inc. 2009 Long Term Incentive Plan (the “Plan”) adopted by CenterPoint Energy, Inc. (the “Company”).

2. OBJECTIVES. The purpose of this Plan is to further the interests of the Company, its Subsidiaries and its shareholders by providing incentives in the form of awards to officers and employees. Such awards will give Participants in the Plan an interest in the Company parallel to that of the shareholders, thus enhancing the proprietary and personal interest of such Participants in the Company’s continued success and progress, and recognize outstanding performances and individual contributions. This Plan will also enable the Company and its Subsidiaries to attract and retain such officers and employees.

3. DEFINITIONS. As used herein, the terms set forth below shall have the following respective meanings:

“Authorized Officer” means the Chief Executive Officer of the Company (or any other senior officer of the Company to whom he or she shall delegate the authority to execute any Award Agreement, where applicable).

“Award” means any Option, SAR, Stock Award, Restricted Stock Unit Award, Cash Award or Performance Award granted, whether singly, in combination or in tandem, to an Employee pursuant to such applicable terms, conditions and limitations (including treatment as a Performance Award) as the Committee may establish in order to fulfill the objectives of the Plan.

“Award Agreement” means a written or electronic agreement setting forth the terms, conditions and limitations applicable to an Award.

“Board” means the Board of Directors of the Company.

“Cash Award” means an Award denominated in cash.

A “Change in Control” shall be deemed to have occurred upon the occurrence of any of the following events:

(a) 30% Ownership Change: Any Person makes an acquisition of Outstanding Voting Stock and is, immediately thereafter, the beneficial owner of 30% or more of the then Outstanding Voting Stock, unless such acquisition is made directly from the Company in a transaction approved by a majority of the Incumbent Directors; or any group is formed that is the beneficial owner of 30% or more of the Outstanding Voting Stock; or

(b) Board Majority Change: Individuals who are Incumbent Directors cease for any reason to constitute a majority of the members of the Board; or

(c) Major Mergers and Acquisitions: Consummation of a Business Combination unless, immediately following such Business Combination, (i) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Voting Stock immediately prior to such Business Combination beneficially own, directly or indirectly, more than 70% of the then Outstanding shares of Voting Stock of the parent corporation resulting from such Business Combination in substantially the same relative proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Voting Stock, (ii) if the Business Combination involves the issuance or payment by the Company of consideration to another entity or its shareholders, the total fair market value of such consideration plus the principal amount of the consolidated long-term debt of the entity or business being acquired (in each case, determined as of the date of consummation of such Business Combination by a majority of the Incumbent Directors) does not exceed 50% of the sum of the fair market value of the Outstanding Voting Stock plus the principal amount of the Company’s consolidated long-term debt (in each case, determined immediately prior to such consummation by a majority of the Incumbent Directors), (iii) no Person (other than any entity resulting from such Business Combination) beneficially owns, directly or indirectly, 30% or more of the then outstanding shares of voting stock of the parent corporation resulting from such Business Combination and (iv) a majority of the members of the board of directors of the parent corporation resulting from such Business Combination were Incumbent Directors of the Company immediately prior to consummation of such Business Combination; or

(d) Major Asset Dispositions: Consummation of a Major Asset Disposition unless, immediately following such Major Asset Disposition, (i) individuals and entities that were beneficial owners of the Outstanding Voting Stock immediately prior to such Major Asset Disposition beneficially own, directly or indirectly, more than 70% of the then Outstanding Voting Stock of the Company (if it continues to exist) and more than 70% of the then outstanding shares of voting stock of the entity that acquires the largest portion of such assets (or the entity, if any, that owns a majority of the outstanding voting stock of such acquiring entity) and (ii) a majority of the members of the Board (if it continues to exist) and of the entity that acquires the largest portion of such assets (or the entity, if any, that owns a majority of the outstanding voting stock of such acquiring entity) were Incumbent Directors of the Company immediately prior to consummation of such Major Asset Disposition.

For purposes of the foregoing,

(1) the term “beneficial owner” is used as it is defined for purposes of Rule 13d-3 under the Exchange Act;

(2) the term “Business Combination” means (x) a merger or consolidation involving the Company or its stock or (y) an acquisition by the Company, directly or through one or more subsidiaries, of another entity or its stock or assets;

(3) the term “election contest” is used as it is defined for purposes of Rule 14a-11 under the Exchange Act;

(4) the term “group” is used as it is defined for purposes of Section 13(d)(3) of the Exchange Act;

(5) the term “Incumbent Director” means a director of the Company (x) who was a director of the Company on January 1, 2009 or (y) who becomes a director subsequent to such date and whose election, or nomination for election by the Company’s shareholders, was approved by a vote of a majority of the Incumbent Directors at the time of such election or nomination, except that any such director shall not be deemed an Incumbent Director if his or her initial assumption of office occurs as a result of an actual or threatened election contest or other actual or threatened solicitation of proxies by or on behalf of a Person other than the Board;

(6) the term “Major Asset Disposition” means the sale or other disposition in one transaction or a series of related transactions of 70% or more of the assets of the Company and its Subsidiaries on a consolidated basis; and any specified percentage or portion of the assets of the Company shall be based on fair market value, as determined by a majority of the Incumbent Directors;

(7) the term “Outstanding Voting Stock” means outstanding voting securities of the Company entitled to vote generally in the election of directors; and any specified percentage or portion of the Outstanding Voting Stock (or of other voting stock) shall be determined based on the combined voting power of such securities;

(8) the term “parent corporation resulting from a Business Combination” means the Company if its stock is not acquired or converted in the Business Combination and otherwise means the entity which as a result of such Business Combination owns the Company or all or substantially all the Company’s assets either directly or through one or more Subsidiaries; and

(9) the term “Person” means an individual, entity or group.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Committee” means the Compensation Committee of the Board or such other committee of the Board as is designated by the Board to administer the Plan; provided, however, that each member of the Committee shall be (i) a non-employee director under Rule 16b-3 of the Exchange Act, (ii) an outside director within the meaning of Section 162(m) of the Code, and (iii) an independent director under the applicable rules of the principal national securities exchange on which the Common Stock is listed.

“Common Stock” means the common stock, $0.01 par value, of the Company.

“Company” means CenterPoint Energy, Inc., a Texas corporation.

“Dividend Equivalents” means, with respect to Restricted Stock Units, an amount equal to all dividends and other distributions (or the economic equivalent thereof) that are payable to stockholders of record during the Restriction Period on a like number of shares of Common Stock granted in the Award.

“Effective Date” means April 23, 2009, the date the shareholders of the Company approved the Plan.

“Employee” means an employee of the Company or any of its Subsidiaries.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Fair Market Value” of a share of Common Stock means, as of a particular date, (i) if shares of Common Stock are listed on a national securities exchange, the closing sales price per share of Common Stock on the consolidated transaction reporting system for the principal national securities exchange on which shares of Common Stock are listed on that date, or, if there shall have been no such sale so reported on that date, on the date immediately preceding the date on which such a sale was so reported, (ii) if the Common Stock is not so listed, the average of the closing bid and asked price on that date, or, if there are no quotations available for such date, on the date immediately preceding the date on which such quotations shall be available, as reported by an inter-dealer quotation system, (iii) if shares of Common Stock are not publicly traded, the most recent value determined by an independent appraiser appointed by the Company for such purpose, or (iv) if none of the above are applicable, the fair market value of a share of Common Stock as determined in good faith by the Committee.

“Grant Date” means the date an Award is granted to a Participant pursuant to the Plan.

“Grant Price” means the price at which a Participant may exercise his or her right to receive cash or Common Stock, as applicable, under the terms of an Award.

“Incentive Stock Option” means an Option that is intended to comply with the requirements set forth in Section 422 of the Code.

“Nonqualified Stock Option” means an Option that is not an Incentive Stock Option.

“Option” means a right to purchase a specified number of shares of Common Stock at a specified Grant Price, which may be an Incentive Stock Option or a Nonqualified Stock Option.

“Participant” means an Employee to whom an Award has been granted under this Plan.

“Performance Award” means an Award made pursuant to this Plan to a Participant that is subject to the attainment of one or more Performance Goals.

“Performance Goal” means a standard established by the Committee to determine in whole or in part whether a Performance Award shall be earned.

“Prior Plan” means the Long-Term Incentive Plan of CenterPoint Energy, Inc., as amended and restated effective May 1, 2004, and as thereafter amended.

“Restricted Stock” means Common Stock that is restricted or subject to forfeiture provisions.

“Restricted Stock Unit” means a unit evidencing the right to receive in specified circumstances one share of Common Stock or equivalent value in cash that is restricted or subject to forfeiture provisions.

“Restricted Stock Unit Award” means an Award in the form of Restricted Stock Units.

“Restriction Period” means a period of time beginning as of the Grant Date of an Award and ending as of the date upon which the Common Stock subject to such Award is no longer restricted or subject to forfeiture provisions.

“Stock Appreciation Right” or “SAR” means a right to receive a payment, in cash or Common Stock, equal to the excess of the Fair Market Value or other specified valuation of a specified number of shares of Common Stock on the date the right is exercised over a specified Grant Price, in each case, as determined by the Committee.

“Stock Award” means an Award in the form of shares of Common Stock, including an award of Restricted Stock.

“Subsidiary” means (i) in the case of a corporation, any corporation of which the Company directly or indirectly owns shares representing 50% or more of the combined voting power of the shares of all classes or series of capital stock of such corporation which have the right to vote generally on matters submitted to a vote of the stockholders of such corporation and (ii) in the case of a partnership or other business entity not organized as a corporation, any such business entity of which the Company directly or indirectly owns 50% or more of the voting, capital or profits interests (whether in the form of partnership interests, membership interests or otherwise).

“Substituted Awards” has the meaning provided in paragraph 5(b).

4. ELIGIBILITY. All Employees are eligible for the grant of Awards under this Plan. The Committee shall determine the type or types of Awards to be made under this Plan and shall designate from time to time the Employees who are to be granted Awards under the Plan.

5. COMMON STOCK AVAILABLE FOR AWARDS.

(a) Subject to the provisions of paragraph 14 hereof, no Award shall be granted if it shall result in the aggregate number of shares of Common Stock issued under the Plan, plus the number of shares of Common Stock covered by or subject to Awards under the Plan then outstanding (after giving effect to the grant of the Award in question), to exceed the aggregate of (1) 10,800,000 shares of Common Stock and (2) the number of shares of Common Stock under the Prior Plan that are available for grants of awards under the Prior Plan (but have not been so granted) as of the Effective Date; provided, however, that no more than 1,000,000 shares of Common Stock shall be available for Incentive Stock Options. From and after the Effective Date, no further awards shall be made under the Prior Plan.

(b) The number of shares of Common Stock that are subject to Awards under this Plan or awards under the Prior Plan outstanding as of the Effective Date that (1) are forfeited, terminated or expire unexercised, (2) are settled in cash in lieu of shares of Common Stock, or (3) are not actually issued due to (i) net settlement of an Award or (ii) the Company’s tax withholding obligations with respect to an Award, in each case, shall again immediately become available for Awards hereunder. Notwithstanding any provision hereof to the contrary, the number of shares of Common Stock reserved for issuance shall not be reduced by (x) any shares of Common Stock tendered in connection with the purchase of shares of Common Stock upon the exercise of an Option as described in paragraph 10, (y) shares of Common Stock delivered under the Plan in settlement of an Award issued or made upon the assumption, substitution, conversion or replacement of outstanding awards under a plan or arrangement of an acquired entity (“Substituted Awards”). Shares of Common Stock subject to an Award issued or made as a post-transaction grant under such a plan or arrangement of an acquired entity shall not reduce or be counted against the maximum number of shares of Common Stock available for issuance or delivery under the Plan, to the extent that the exemption for transactions in connection with mergers and acquisitions from the shareholder approval requirements of the applicable securities exchange for equity compensation plans applies. The Board and the appropriate officers of the Company shall from time to time take whatever actions are necessary to file any required documents with governmental authorities, stock exchanges and transaction reporting systems to ensure that shares of Common Stock are available for issuance pursuant to Awards.

6. ADMINISTRATION.

(a) This Plan shall be administered by the Committee except as otherwise provided herein.

(b) Subject to the provisions hereof, the Committee shall have full and exclusive power and authority to administer this Plan and to take all actions that are specifically contemplated hereby or are necessary or appropriate in connection with the administration hereof. The Committee shall also have full and exclusive power to interpret this Plan and to adopt such rules, regulations and guidelines for carrying out this Plan as it may deem necessary or proper, all of which powers shall be exercised in the best interests of the Company and in keeping with the objectives of this Plan. Subject to paragraph 6(d) hereof, the Committee may, in its discretion, provide for the extension of the exercisability of an Award, accelerate the vesting or exercisability of an Award, eliminate or make less restrictive any restrictions applicable to an Award, waive any restriction or other provision of this Plan or an Award or otherwise amend or modify an Award in any manner that is either (i) not adverse to the Participant to whom such Award was granted or (ii) consented to by such Participant. The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable to further the Plan purposes. Any decision of the Committee in the interpretation and administration of this Plan shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned.

(c) No member of the Committee or officer of the Company to whom the Committee has delegated authority in accordance with the provisions of paragraph 7 of this Plan shall be liable for anything done or omitted to be done by him or her, by any member of the Committee or by any officer of the Company in connection with the performance of any duties under this Plan, except for his or her own willful misconduct or as expressly provided by statute.

(d) The terms of outstanding Awards may not be amended without the approval of the Company’s shareholders to reduce the Grant Price of any outstanding Options or SARs or to cancel any outstanding Options or SARs in exchange for cash or other Awards, or Options or SARs with a Grant Price that is less than the Grant Price of the original Options or SARs.

7. DELEGATION OF AUTHORITY. The Committee may delegate to the Chief Executive Officer and other senior officers of the Company and to a subcommittee its duties under this Plan pursuant to such conditions or limitations as the Committee may establish with respect to Awards; provided, however, that, (i) such delegation is in compliance with the applicable rules of the principal national securities exchange on which the Common Stock is listed and (ii) the Committee may not delegate to any person the authority to grant Awards to, or take other action with respect to, Participants who are subject to Section 16 of the Exchange Act or Section 162(m) of the Code. The Committee may engage or authorize the engagement of a third party administrator to carry out administrative functions under the Plan.

8. AWARDS.

(a) Each Award shall be evidenced in such communications as the Committee deems appropriate, including in an Award Agreement, which shall contain such terms, conditions and limitations as shall be determined by the Committee, in its sole discretion, and, if required by the Committee, shall be signed by the Participant to whom the Award is granted and by an Authorized Officer for and on behalf of the Company. An Award Agreement or any other agreement between the Participant and the Company may provide that the Award shall be canceled if the Participant, without the consent of the Company, while employed by or providing services to the Company or any Subsidiary or after termination of such employment or service, violates a non- competition, non-solicitation or non-disclosure covenant or agreement or otherwise engages in activity that is in conflict with or adverse to the interest of the Company or any Subsidiary (including conduct contributing to any financial restatements or financial irregularities), as determined by the Committee in its sole discretion. The Committee may provide in an Award Agreement or in any other agreement between the Participant and the Company that, if within the time period specified in the Award Agreement or such other agreement, the Participant establishes a relationship with a competitor or engages in an activity referred to in the preceding sentence, the Participant will forfeit any gain realized on the vesting or exercise of the Award and must repay such gain to the Company.

(b) Awards may consist of those listed in this paragraph 8(b) and may be granted singly, in combination or in tandem. Awards may also be granted in combination or in tandem with, in replacement of, or as alternatives to, grants or rights under this Plan or any other employee plan of the Company or any of its Subsidiaries, including the plan of any acquired entity. All or part of an Award shall be subject to conditions established by the Committee. Upon the death, disability or termination of employment by a Participant, any unexercised, unvested or unpaid Awards shall be treated as set forth in the applicable Award Agreement or in any other written agreement the Company has entered into with the Participant.

(i) Option. An Award may be in the form of an Option, which may be an Incentive Stock Option or a Nonqualified Stock Option. Except with respect to Substituted Awards, the Grant Price of an Option shall be not less than the Fair Market Value of the Common Stock on the Grant Date. The term of the Option shall extend no more than 10 years after the Grant Date. Options may not include provisions that “reload” the Option upon exercise. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Options awarded pursuant to this Plan, including the Grant Price, the term of the Options and the date or dates upon which they become exercisable, shall be determined by the Committee.

(ii) Stock Appreciation Rights. An Award may be in the form of an SAR. The Grant Price of an SAR shall be not less than the Fair Market Value of the Common Stock on the Grant Date; provided, however, that the Grant Price may be less than Fair Market Value (1) with respect to Substituted Awards and (2) with respect to a tandem SAR that is granted subsequent to the related Option if such Grant Price is equal to the Grant Price of the related Option. The exercise period for an SAR shall extend no more than 10 years after the Grant Date. SARs may not include provisions that “reload” the SAR upon exercise. The terms, conditions and limitations applicable to any SARs awarded pursuant to this Plan, including the term of any SARs and the date or dates upon which they become exercisable, shall be determined by the Committee.

(iii) Stock Award. An Award may be in the form of a Stock Award, which may include Restricted Stock. The terms, conditions and limitations applicable to any Stock Awards granted pursuant to this Plan shall be determined by the Committee.

(iv) Restricted Stock Unit Award. An Award may be in the form of a Restricted Stock Unit Award. The terms, conditions and limitations applicable to any Restricted Stock Unit Award, including, but not limited to, the Restriction Period and the right to Dividend Equivalents, shall be determined by the Committee.

(v) Cash Award. An Award may be in the form of a Cash Award. The terms, conditions and limitations applicable to any Cash Awards granted pursuant to this Plan shall be determined by the Committee.

(vi) Performance Award. Without limiting the type or number of Awards that may be made under the other provisions of this Plan, an Award may be in the form of a Performance Award. The terms, conditions and limitations applicable to an Award that is a Performance Award shall be determined by the Committee. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or amount of Performance Awards that will be paid out to the Participant and/or the portion that may be exercised.

(A) Nonqualified Performance Award. Performance Awards that are not intended to qualify as performance-based compensation under Section 162(m) of the Code shall be based on achievement of such goals and be subject to such terms, conditions and restrictions as the Committee or its delegate shall determine.

(B) Qualified Performance Award. Performance Awards under the Plan that are intended to qualify as performance- based compensation under Section 162(m) of the Code shall be paid, vested or otherwise deliverable solely on account of the attainment of one or more pre-established, objective Performance Goals established by the Committee prior to the earlier to occur of (x) 90 days after the commencement of the period of service to which the Performance Goal relates or (y) the lapse of 25% of the period of service (as scheduled in good faith at the time the goal is established), and in any event while the outcome is substantially uncertain. A Performance Goal is objective if a third party having knowledge of the relevant facts could determine whether the goal is met. Such a Performance Goal may be based on one or more business criteria that apply to the Employee, one or more business units of the Company, or the Company as a whole, and may include one or more of the following: earnings per share, earnings per share growth, total shareholder return, economic value added, cash return on capitalization, increased revenue, revenue ratios (per employee or per customer), net income, stock price, market share, return on equity, return on assets, return on capital, return on capital compared to cost of capital, return on capital employed, return on invested capital, shareholder value, net cash flow, operating income, earnings before interest and taxes, cash flow, cash from operations, cost reductions, cost ratios (per employee or per customer), proceeds from dispositions, project completion time and budget goals, net cash flow before financing activities, customer growth and total market value. Goals may also be based on performance relative to a peer group of companies. Unless otherwise stated, such a Performance Goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). In interpreting Plan provisions applicable to Performance Goals and Qualified Performance Awards under this clause (B), it is the intent of the Plan to conform with the standards of Section 162(m) of the Code and Treasury Regulation § 1.162-27(e)(2) (i), as to grants to those Employees whose compensation is, or is likely to be, subject to Section 162(m) of the Code, and the Committee in establishing such goals and interpreting the Plan shall be guided by such provisions. Prior to the payment of any compensation based on the achievement of Performance Goals, the Committee must certify in writing that applicable Performance Goals and any of the material terms thereof were, in fact, satisfied. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Qualified Performance Awards made pursuant to this Plan shall be determined by the Committee.

(c) Notwithstanding anything to the contrary contained in this Plan, the following limitations shall apply to any Awards made hereunder:

(i) no Participant may be granted, during any one calendar year, Awards consisting of Options or SARs that are exercisable for more than 1,000,000 shares of Common Stock;

(ii) no Participant may be granted, during any one calendar year, Stock Awards or Restricted Stock Unit Awards covering or relating to more than 1,000,000 shares of Common Stock (the limitation set forth in this clause (ii), together with the limitation set forth in clause (i) above, being hereinafter collectively referred to as the “Stock Based Awards Limitations”); and

(iii) no Participant may be granted Awards consisting of cash or in any other form permitted under this Plan (other than Awards consisting of Awards identified in clauses (i) and/or (ii) above) in respect of any one calendar year having a value determined on the Grant Date in excess of $8,000,000.

9. PAYMENT OF AWARDS.

(a) General. Payment made to a Participant pursuant to an Award may be made in the form of cash or Common Stock, or a combination thereof, and may include such restrictions as the Committee shall determine, including, in the case of Common Stock, restrictions on transfer and forfeiture provisions. If such payment is made in the form of Restricted Stock, such shares shall be registered in the name of the Participant as of the Grant Date (subject to any required payment by the Participant) and the applicable Award Agreement relating to such shares shall specify whether such shares are to be delivered (physically or in book-entry) to the Participant at the beginning or end of the Restriction Period. If the shares of Restricted Stock are to be delivered at the beginning of the Restriction Period, the certificates evidencing such shares (to the extent that such shares are so evidenced) shall contain appropriate legends and restrictions that describe the terms and conditions of the restrictions applicable thereto. With respect to Restricted Stock Unit Awards, the right to receive such shares shall be evidenced by book entry registration or in such other manner as the Committee may determine.

(b) Dividends and Dividend Equivalents. Rights to (a) dividends will be extended to and made part of any Stock Award and (b) Dividend Equivalents may be extended to and made part of any Restricted Stock Unit Award, subject in each case to such terms, conditions and restrictions as the Committee may establish.

10. OPTION EXERCISE. The Grant Price shall be paid in full at the time of exercise in cash or, if permitted by the Committee and elected by the optionee, the optionee may purchase such shares by means of the Company withholding shares of Common Stock otherwise deliverable on exercise of the Award or tendering Common Stock, including Restricted Stock, valued at Fair Market Value on the date of exercise, or any combination thereof. The Committee shall determine acceptable methods for Participants to tender Common Stock or other Awards. The Committee may provide for procedures to permit the exercise or purchase of such Awards by use of the proceeds to be received from the sale of Common Stock issuable pursuant to an Award (including cashless exercise). Unless otherwise provided in the applicable Award Agreement, in the event shares of Restricted Stock are tendered as consideration for the exercise of an Option, a number of the shares issued upon the exercise of the Option, equal to the number of shares of Restricted Stock used as consideration therefor, shall be subject to the same restrictions as the Restricted Stock so submitted as well as any additional restrictions that may be imposed by the Committee. The Committee may adopt additional rules and procedures regarding the exercise of Options from time to time, provided that such rules and procedures are not inconsistent with the provisions of this paragraph 10.

11. TAXES. The Company or its designated third party administrator shall have the right to deduct applicable taxes from any Award payment and withhold, at the time of delivery or vesting of cash or shares of Common Stock under this Plan, an appropriate amount of cash or number of shares of Common Stock or a combination thereof for payment of required withholding taxes or other amounts required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes; provided, however, that the number of shares of Common Stock withheld for payment of required withholding taxes must equal no more than the required minimum withholding taxes. The Committee may also permit withholding to be satisfied by the transfer to the Company of shares of Common Stock theretofore owned by the holder of the Award with respect to which withholding is required. If shares of Common Stock are used to satisfy tax withholding, such shares shall be valued based on the Fair Market Value when the tax withholding is required to be made.

12. AMENDMENT, MODIFICATION, SUSPENSION OR TERMINATION OF THE PLAN. The Board may amend, modify, suspend or terminate this Plan for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law, except that (i) no amendment or alteration that would adversely affect the rights of any Participant under any Award previously granted to such Participant shall be made without the consent of such Participant and (ii) no amendment or alteration shall be effective prior to its approval by the stockholders of the Company to the extent such approval is required by applicable legal requirements or the requirements of the securities exchange on which the Company’s stock is listed.

13. ASSIGNABILITY.

(a) Except as otherwise provided in this paragraph 13, no Award or any other benefit under this Plan shall be assignable or otherwise transferable except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. The Committee may prescribe and include in applicable Award Agreements other restrictions on transfer. Any attempted assignment of an Award or any other benefit under this Plan in violation of this paragraph 13 shall be null and void.

(b) Subject to approval by the Committee in its sole discretion, all or a portion of the Awards granted to a Participant under the Plan may be transferable by the Participant, to the extent and only to the extent specified in such approval, to (i) the spouse, parent, brother, sister, children or grandchildren (including adopted and stepchildren and grandchildren) of the Participant (“Immediate Family Members”), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (iii) a partnership or partnerships in which such Immediate Family Members have at least 99% of the equity, profit and loss interests; provided that the Award Agreement pursuant to which such Awards are granted (or an amendment thereto) must expressly provide for transferability in a manner consistent with this paragraph. Subsequent transfers of transferred Awards shall be prohibited except by will or the laws of descent and distribution, unless such transfers are made to the original Participant or a person to whom the original Participant could have made a transfer in the manner described herein. No transfer shall be effective unless and until written notice of such transfer is provided to the Committee, in the form and manner prescribed by the Committee. Following transfer, any such Awards shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, and, except as otherwise provided herein, the term “Participant” shall be deemed to refer to the transferee. The consequences of termination of employment or service shall continue to be applied with respect to the original Participant, following which the Awards shall be exercisable by the transferee only to the extent and for the periods specified in this Plan and the Award Agreement.

(c) The foregoing paragraphs 13(a) and 13(b) notwithstanding, an Option granted under this Plan to an Employee shall become transferable by such Employee upon or after his or her termination of employment with the Company, to the extent the Option is vested and exercisable at the time of such transfer, if (i) the former Employee assumes an office or position with a federal, state or local government or agency or instrumentality thereof (whether by employment, appointment or election, and whether legislative, executive, judicial or administrative) and (ii) following written request to the Committee identifying the office or position and the basis for the requested determination, the Committee determines, in its sole discretion, that by reason of the former Employee’s holding of such office or position, the holding of such Option, the exercise thereof or the acquisition, holding or voting of the Common Stock issuable upon exercise thereof is, or is likely to, (x) be prohibited or restricted by law, regulation or order, or (y) give rise to or result in an actual or potential conflict of interest, disqualification or similar impediment in or to the exercise of the duties and responsibilities or such office or position.

14. ADJUSTMENTS.

(a) The existence of outstanding Awards shall not affect in any manner the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the capital stock of the Company or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock (whether or not such issue is prior to, on a parity with or junior to the existing Common Stock) or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated above.

(b) In the event of any subdivision or consolidation of outstanding shares of Common Stock, declaration of a dividend payable in shares of Common Stock or other stock split, then (i) the number of shares of Common Stock reserved under this Plan, (ii) the number of shares of Common Stock covered by outstanding Awards in the form of Common Stock or units denominated in Common Stock, (iii) the Grant Price or other price in respect of such Awards, (iv) the appropriate Fair Market Value and other price determinations for such Awards, and (v) the Stock Based Awards Limitations shall each be proportionately adjusted by the Board as appropriate to reflect such transaction. In the event of any other recapitalization or capital reorganization of the Company, any consolidation or merger of the Company with another corporation or entity, the adoption by the Company of any plan of exchange affecting the Common Stock or any distribution to holders of Common Stock of securities or property (other than normal cash dividends or dividends payable in Common Stock), the Board shall make appropriate adjustments to (i) the number of shares of Common Stock covered by Awards in the form of Common Stock or units denominated in Common Stock, (ii) the Grant Price or other price in respect of such Awards, (iii) the appropriate Fair Market Value and other price determinations for such Awards, and (iv) the Stock Based Awards Limitations to reflect such transaction; provided that such adjustments shall only be such as are necessary to maintain the proportionate interest of the holders of the Awards and preserve, without increasing, the value of such Awards.

(c) In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board may make such adjustments to Awards or other provisions for the disposition of Awards as it deems equitable, and shall be authorized, in its discretion, (i) to provide for the substitution of a new Award or other arrangement (which, if applicable, may be exercisable for such property or stock as the Board determines) for an Award or the assumption of the Award, regardless of whether in a transaction to which Section 424(a) of the Code applies, (ii) to provide, prior to the transaction, for the acceleration of the vesting and exercisability of, or lapse of restrictions with respect to, the Award and, if the transaction is a cash merger, provide for the termination of any portion of the Award that remains unexercised at the time of such transaction, or (iii) to cancel any such Awards and to deliver to the Participants cash in an amount that the Board shall determine in its sole discretion is equal to the Fair Market Value of such Awards on the date of such event, which in the case of Options or SARs shall be the excess of the Fair Market Value of Common Stock on such date over the Grant Price of such Award.

(d) No adjustment or substitution pursuant to this paragraph 14 shall be made in a manner that results in noncompliance with the requirements of Section 409A of the Code, to the extent applicable.

15. RESTRICTIONS. No Common Stock or other form of payment shall be issued with respect to any Award unless the Company shall be satisfied based on the advice of its counsel that such issuance will be in compliance with applicable federal and state securities laws. Certificates evidencing shares of Common Stock delivered under this Plan (to the extent that such shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or to which it is admitted for quotation and any applicable federal or state securities law. The Committee may cause a legend or legends to be placed upon such certificates (if any) to make appropriate reference to such restrictions.

16. UNFUNDED PLAN. Insofar as it provides for Awards of cash, Common Stock or rights thereto, this Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Participants who are entitled to cash, Common Stock or rights thereto under this Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Common Stock or rights thereto, nor shall this Plan be construed as providing for such segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any cash, Common Stock or rights thereto to be granted under this Plan. Any liability or obligation of the Company to any Participant with respect to an Award of cash, Common Stock or rights thereto under this Plan shall be based solely upon any contractual obligations that may be created by this Plan and any Award Agreement, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor the Board nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by this Plan.

17. AWARDS TO FOREIGN NATIONALS AND EMPLOYEES OUTSIDE THE UNITED STATES. To the extent the Committee deems it necessary, appropriate or desirable to comply with foreign law or practice and to further the purpose of the Plan, the Committee may, without amending the Plan, (a) establish special rules applicable to Awards granted to Participants who are foreign nationals, are employed outside the United States, or both, including rules that differ from those set forth in this Plan, and (b) grant Awards to such Participants in accordance with those rules.

18. GOVERNING LAW. This Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by mandatory provisions of the Code or the securities laws of the United States, shall be governed by and construed in accordance with the laws of the State of Texas.

19. RIGHT TO CONTINUED SERVICE OR EMPLOYMENT. Nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or any of its Subsidiaries to terminate any Participant’s employment or other service relationship with the Company or its Subsidiaries at any time, nor confer upon any Participant any right to continue in the capacity in which he or she is employed or otherwise serves the Company or its Subsidiaries.

20. SUCCESSORS. All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

21. SECTION 409A OF THE CODE. It is intended that any Awards under the Plan that are subject to Section 409A of the Code satisfy the requirements of Section 409A of the Code and related regulations and Internal Revenue Service and Department of Treasury pronouncements to avoid imposition of applicable taxes thereunder. Thus, notwithstanding anything in this Plan to the contrary, if any Plan provision or Award under the Plan would result in the imposition of an applicable tax under Section 409A of the Code and related regulations and Internal Revenue Service and Department of Treasury pronouncements, that Plan provision or Award will be reformed to the extent permissible under Section 409A of the Code with the intent to avoid imposition of the applicable tax and no action taken to comply with Section 409A of the Code shall be deemed to adversely affect the Participant’s rights to an Award.

22. EFFECTIVENESS. The Plan was approved by the Board on February 19, 2009, and by the shareholders of the Company at its annual meeting on April 23, 2009.

Appendix B

CENTERPOINT ENERGY, INC.

SHORT TERM INCENTIVE PLAN

(As Amended and Restated Effective January 1, 2003)

RECITALS

Effective as of January 1, 1999, the Board of Directors of CenterPoint Energy, Inc., formerly Reliant Energy, Incorporated (the “Company”), authorized the amendment, restatement and continuation of the Company’s prior annual incentive compensation plan, as in effect on December 31, 1998, in the form of the Reliant Energy, Incorporated Annual Incentive Compensation Plan (the “Prior Plan”). The Board of Directors of the Company has authorized the amendment and restatement of the Prior Plan in the form of, and renamed as, the CenterPoint Energy, Inc. Short Term Incentive Plan (the “Plan”) effective January 1, 2003 to make administrative clarifications therein and to reflect the reorganization of the Company effective August 31, 2002.

There shall be no termination and no gap or lapse in time or effect between the Prior Plan and this Plan. The amendment, restatement and continuation of the Prior Plan in the form of this Plan shall not operate to exclude, diminish, limit or restrict the payments or continuation of payments of benefits to Participants under the terms of the Prior Plan as in effect prior to its amendment, restatement and continuation in the form of this Plan. Except to the extent otherwise required to reflect the fact that benefits accrued under the Prior Plan are continued under this Plan, the provisions of this Plan shall apply only to an employee eligible to participate under this Plan on or after January 1, 2003.

NOW, THEREFORE, effective as of January 1, 2003, the Company hereby amends, restates in its entirety and continues the CenterPoint Energy, Inc. Short Term Incentive Plan as follows:

1. Purpose: The purpose of the Plan is to encourage a high level of corporate performance through the establishment of predetermined corporate, Subsidiary or business unit and/or individual goals, the attainment of which will require a high degree of competence and diligence on the part of those Employees (including officers) of the Company or of its participating Subsidiaries selected to participate in the Plan, and which will be beneficial to the owners and customers of the Company.

2. Definitions: Unless the context otherwise clearly requires, the following definitions are applicable to the Plan:

Award: An incentive compensation award generally payable in cash granted to a Participant with respect to a particular Plan Year pursuant to any applicable terms, conditions and limitations as the Committee may establish in order to fulfill the objectives of the Plan.

Board of Directors or Board: The Board of Directors of the Company.

Code: The Internal Revenue Code of 1986, as amended from time to time.

Committee: The Compensation Committee of the Board of Directors.

Company: CenterPoint Energy, Inc. or any successor thereto.

Compensation: Compensation or eligible earnings during the year means the actual base salary paid to a salaried exempt Participant during the Plan Year, including vacation, holiday and sick time. Eligible earnings exclude all special payments, bonuses, allowances, reimbursements, and payments in lieu of overtime. Compensation or eligible earnings during the year means the actual gross wages paid to a hourly or salaried non-exempt Participant during the Plan Year, including vacation, holiday and sick time. Eligible earnings exclude all special payments, bonuses, allowances, reimbursements, but include overtime pay in a manner consistent with the requirements of applicable labor law. Notwithstanding the foregoing, any Participant covered by the terms of a collective bargaining agreement shall have his Compensation calculated in the manner consistent with the collective bargaining agreement, if applicable.

Employee: An employee of the Company or any of its Subsidiaries who is a regular full or part-time employee and who regularly works at least 20 hours per week.

Employer: The Company and each Subsidiary which is designated by the Committee as an Employer under this Plan.

Participant: An Employee who is selected to participate in the Plan.

Performance Award: An Award made to a Participant pursuant to this Plan that is subject to the attainment of one or more Performance Goals.

Performance Goals: The performance objectives of the Company, its Subsidiaries or its business units and/or individual Participants established for the purpose of determining the level of Awards, if any, earned during a Plan Year.

Plan: This CenterPoint Energy, Inc. Short Term Incentive Plan, as amended from time to time.

Plan Year: The calendar year.

Retirement Plan: The CenterPoint Energy, Inc. Retirement Plan, as amended and restated effective January 1, 1999, and as thereafter amended.

Savings Plan: The CenterPoint Energy, Inc. Savings Plan, as amended and restated effective April 1, 1999, and as thereafter amended.

Subsidiary: A subsidiary corporation with respect to the Company as defined in Section 424(f) of the Code.

A pronoun or adjective in the masculine gender includes the feminine gender, and the singular includes the plural, unless the context clearly indicates otherwise.

3. Participation: The Committee (or its appropriately designated delegate) shall select the Employees who will be Participants for each Plan Year. No Employee shall at any time have the right (a) to be selected as a Participant in the Plan for any Plan Year, (b) if so selected, to be entitled to an Award, or (c) if selected as a Participant in one Plan Year, to be selected as a Participant in any subsequent Plan Year. The terms and conditions under which a Participant may participate in the Plan shall be determined by the Committee (or its appropriately designated delegate) in its sole discretion.

4. Eligibility: Except as provided below, only Employees who (a) are employed at least 90 calendar days during the Plan Year, (b) are employed on the last day of the Plan Year, and (c) are employed on the Payment Date are eligible for the payment of an Award under the Plan. Days counted to meet the 90-day minimum need not be consecutive days as there may be a break in employment. Employees covered by a collective bargaining agreement providing for participation in this Plan are eligible for payments under this Plan only to the extent of the specific terms contained in the applicable collective bargaining agreement. Employees covered by a collective bargaining agreement that does not specifically provide for their participation in this Plan are not eligible for any payments under this Plan under any circumstances.

(1) Retirement, Death or Disability: If, during the Plan Year, a Participant retires on his Retirement Date as defined in the Retirement Plan, dies or terminates employment under circumstances establishing eligibility for disability benefits under the Company’s long-term disability plan, then the Participant shall nonetheless receive payment of the Award the Participant would have received had the goals with respect to the Participant’s Award been met at the target level based on his Compensation earned prior to the Participant’s date of retirement, death or disability. Payments under this Section 4 (1) shall be made as soon as practicable following the date of the Participant’s retirement, death or disability, but no later than 30 days after the date of the Participant’s retirement, death or disability.

(2) Termination After Last Day of the Plan Year: If a Participant is an Employee on the last day of the Plan Year and was employed at least 90 days during the Plan Year, but is not an Employee on the Payment Date, then the Participant may receive on the Payment Date, an Award (if any) upon management’s recommendation and approval by the Committee.

5. Plan Administration: The Plan shall be administered by the Committee. All decisions of the Committee shall be binding and conclusive on the Participants. The Committee, on behalf of the Participants, shall enforce this Plan in accordance with its terms and shall have all powers necessary for the accomplishment of that purpose, including, but not by way of limitation, the following powers:

(a) To select the Participants;

(b) To interpret, construe, approve and adjust all terms, provisions, conditions and limitations of this Plan;

(c) To decide any questions arising as to the interpretation or application of any provision of the Plan;

(d) To prescribe forms and procedures to be followed by Employees for participation in the Plan, or for other occurrences in the administration of the Plan;

(e) To establish the terms and conditions of any Agreement under which an Award may be earned and paid; and

(f) In addition to all other powers granted herein, the Committee shall make and enforce such rules and regulations for the administration of the Plan as are not inconsistent with the terms set forth herein.

No member of the Committee or officer of the Company to whom the Committee has delegated authority in accordance with the provisions of Section 5 of this Plan shall be liable for anything done or omitted to be done by him, by any member of the Committee or by any officer of the Company in connection with the performance of any duties under this Plan, except for his own willful misconduct or as expressly provided by statute.

6. Delegation of Authority: The Committee may delegate to the Chief Executive Officer and to other senior officers of the Company its duties under this Plan (including, but not limited to, its authority to select Participants) pursuant to such conditions or limitations as the Committee may establish.

7. Awards: The Committee shall determine the terms and conditions of Awards to be made under this Plan and shall designate from time to time the individuals who are to be the recipients of Awards. Awards may also be made in combination or in tandem with, in replacement of, or as alternative to, grants or rights under this Plan or any other employee plan of the Company or any of its Subsidiaries, including the plan of any acquired entity. An Award may provide for the grant or issuance of additional, replacement or alternative Awards upon the occurrence of specified events. All or part of an Award may be subject to conditions established by the Committee, which may include, but are not limited to, continuous service with the Company and its Subsidiaries, achievement of specific individual and/or business objectives, increases in specified indices, attainment of specified growth rates and other comparable measurements of performance. Unless specified otherwise by the Committee, the amount payable pursuant to an Award shall be based on a percentage of the Participant’s Compensation.

An Award may be in the form of a Performance Award. A Performance Award shall be paid, vested or otherwise deliverable solely on account of the attainment of one or more pre-established, objective Performance Goals established by the Committee prior to the earlier to occur of (x) 90 days after the commencement of such period of service to which the Performance Goal relates and (y) the lapse of 25% of such period of service (as scheduled in good faith at the time the goal is established), and in any event while the outcome is substantially uncertain. A Performance Goal is objective if a third party having knowledge of the relevant facts could determine whether the goal is met. Such a Performance Goal may be based on one or more business criteria that apply to the individual, one or more business units of the Company, or the Company as a whole. Performance Goals shall be based upon targets established by the Committee with respect to one or more of the following financial or operational factors, as applied to the Company or a business unit, as applicable: earnings per share, earnings per share growth, total shareholder return, economic value added, cash return on capitalization, increased revenue, revenue ratios (per employee or per customer), net income, stock price, market share, return on equity, return on assets, return on capital, return on capital compared to cost of capital, shareholder value, net cash flow, operating income, earnings before interest and taxes, cash flow, cash flow from operations, cost reductions, cost ratios (per employee or per customer), proceeds from dispositions, project completion time and budget goals, net cash flow before financing activities, customer growth, total market value, customer satisfaction, and employee safety. Unless otherwise stated, a Performance Goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria), and may also be based on performance relative to the S&P 500 Electric Utilities Panel or other designated peer group.

Prior to the payment of any compensation based on the achievement of Performance Goals, the Committee must certify in writing that applicable Performance Goals and any of the material terms thereof were, in fact, satisfied. The Committee in its sole discretion may decrease the amount payable pursuant to a Performance Award, but in no event shall the Committee have discretion to increase the amount payable pursuant to a Performance Award in a manner inconsistent with the requirements for qualified performance-based compensation under Code Section 162(m). In interpreting Plan provisions applicable to Performance Goals and Performance Awards, it is the intent of the Plan to conform with the standards of Code Section 162(m) applicable to qualified performance-based compensation, and the Committee in establishing such Performance Goals and interpreting the Plan shall be guided by such provisions. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Performance Awards pursuant to this Plan shall be determined by the Committee. No Participant may be granted Performance Awards which will result in the payment of more than $3,500,000 per Plan Year.

8. Payment of Awards: The Committee has sole and absolute authority and discretion to determine the time and manner in which Awards, if any, shall be paid under this Plan. Generally, however, the following provisions may apply:

(a) Form of Payment: Generally, payment of Awards shall be made in cash and may be subject to such restrictions as the Committee shall determine.

(b) Date of Payment: Payment of Awards shall be made as soon as practicable (as determined by the Committee) following the close of the Plan Year (the “Payment Date”), unless otherwise provided in Section 4(1).

9. Assignability: Unless otherwise determined by the Committee and provided in the Agreement, no Award or any other benefit under this Plan shall be assignable or otherwise transferable, except by will or the laws of descent and distribution. Any attempted assignment of an Award or any other benefit under this Plan in violation of this Section 9 shall be null and void.

10. Tax Withholding: The Company shall have the right to withhold applicable taxes from any Award payment and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes.

11. Finality of Determinations: Any determination by the Committee in carrying out or administering this Plan shall be final and binding for all purposes and upon all interested persons and their heirs, successors, and personal representatives.

12. Employee Rights Under the Plan: No Employee or other person shall have any claim or right to be granted an Award under this Plan. Neither the Plan nor any action taken thereunder shall be construed as giving an Employee any right to be retained in the employ of the Company or an Employer. No Participant shall have any lien on any assets of the Company or an Employer by reason of any Award made under this Plan.

13. Amendment, Modification, Suspension or Termination: The Board may amend, modify, suspend or terminate this Plan for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law, except that (i) no amendment or alteration that would adversely affect the rights of any Participant under any Award previously granted to such Participant shall be made without the consent of such Participant and (ii) no amendment or alteration shall be effective prior to its approval by the stockholders of the Company; however clause (ii) shall only apply if, and to the extent, such approval is required by applicable legal requirements.

14. Other Plans: The Award payments under this Plan shall be considered compensation under the Retirement Plan and the Savings Plan.

15. Governing Law: This Plan and all determinations made and actions taken pursuant hereto, shall be governed by and construed in accordance with the laws of the State of Texas.

IN WITNESS WHEREOF, CenterPoint Energy, Inc. has executed these presents as evidenced by the signature of its duly authorized officer, in a number of copies, all of which shall constitute but one and the same instrument, which may be sufficiently evidenced by any such executed copy hereof, this 19th day June, 2003, but effective as of January 1, 2003.

CENTERPOINT ENERGY, INC.

By	/s/ David M. McClanahan
David M. McClanahan
President and Chief Executive Officer

ATTEST:

/s/ Richard Dauphin
Assistant Secretary

CENTERPOINT ENERGY, INC.

SHORT TERM INCENTIVE PLAN

(As Amended and Restated Effective January 1, 2003)

First Amendment

WHEREAS, CenterPoint Energy, Inc., a Texas corporation (the “Company”), having reserved the right under Section 13 of the CenterPoint Energy, Inc. Short Term Incentive Plan, as amended and restated effective January 1, 2003 (the “Plan”), to amend the Plan, does hereby amend the Plan, effective as of January 1, 2008, as follows:

1. Section 2 of the Plan is hereby amended by adding the following new definition thereto:

“Payment Date: The date an Award shall be paid as provided in Section 8(b) of the Plan.”

2. The definition of “Savings Plan” in Section 2 of the Plan is hereby amended to read as follows:

“Savings Plan: CenterPoint Energy Savings Plan, as amended and restated effective January 1, 2005, and as thereafter amended.”

3. Section 8 of the Plan is hereby amended to read as follows:

“8. Payment of Awards: The Committee has sole and absolute authority and discretion to determine whether an Award shall be paid under this Plan and if so such payment will be made in accordance with the following:

(a) Form of Payment: Generally, payment of Awards shall be made in cash and may be subject to such restrictions as the Committee shall determine.

(b) Date of Payment: Except as provided in Section 4(1), payment of any Awards for a Plan Year (‘Award Plan Year’) shall be made as soon as practicable after the close of the Award Plan Year (as determined by the Committee), but in no event later than March 15th of the Plan Year immediately following the close of the Award Plan Year (‘Payment Date’).”

4. The Plan is hereby amended to add new Section 16 to read as follows:

“16. Exclusion from Section 409A: This Plan is intended to provide “short-term deferrals” as described in Treasury Regulation § 1.409A-l(b)(4) under Section 409A of the Code (or successor guidance thereto), and not to be a “nonqualified deferred compensation plan” for purposes of Section 409A of the Code. The Plan shall be administrated and interpreted consistent with that intent.”

IN WITNESS WHEREOF, CenterPoint Energy, Inc. has caused these presents to be executed by its duly authorized officer in a number of copies, all of which shall constitute one and the same instrument, which may be sufficiently evidenced by any executed copy hereof, on this 18th day of November 2008, but effective as of January 1, 2008.

CENTERPOINT ENERGY, INC.

By	/s/ David M. McClanahan
David M. McClanahan
President and Chief Executive Officer

ATTEST:

/s/ Richard Dauphin
Richard Dauphin,
Assistant Corporate Secretary

CENTERPOINT ENERGY, INC.

SHORT TERM INCENTIVE PLAN

(As Amended and Restated Effective January 1, 2003)

Second Amendment

WHEREAS, CenterPoint Energy, Inc., a Texas corporation (the “Company”), having reserved the right under Section 13 of the CenterPoint Energy, Inc. Short Term Incentive Plan, as amended and restated effective January 1, 2003, as amended thereafter (the “Plan”), to amend the Plan, does hereby amend the Plan, effective as of the dates specified herein, as follows:

1. Effective as of January 1, 2009, the definition of “Retirement Plan” in Section 2 of the Plan is hereby amended to read as follows:

“Retirement Plan: CenterPoint Energy Retirement Plan, as amended and restated effective January 1, 2009, and as thereafter amended.”

2. Effective as of January 1, 2010, the definition of Section 2 of the Plan is hereby amended to add a new definition of “Retirement Date” as follows:

“Retirement Date: A Participant’s date of termination of employment with his Employer (and all other Employers and affiliates of the Company) that is on or after the date on which he has (i) attained age 55 and (ii) completed five years of ‘Vesting Service’ (as defined in the Retirement Plan).”

3. Effective as of January 1, 2010, Section 4(1) of the Plan is hereby amended to read as follows:

“(1) Retirement, Death or Disability:

(i) Retirement: If, during the Plan Year, a Participant (A) was employed by an Employer for at least 90 calendar days and (B) terminates on his Retirement Date, then the Participant shall nonetheless receive a payment of the Award (if any) based on the Committee’s determination of actual achievement of the Performance Goals with respect to the Participant’s Award and his Compensation earned during such Plan Year prior to the Participant’s Retirement Date. Payments under this clause (i) shall be made as provided in Section 8(b).

(ii) Death or Disability: If, during the Plan Year, a Participant dies or terminates employment under circumstances establishing eligibility for disability benefits under the Company’s long-term disability plan, then the Participant shall nonetheless receive payment of the Award the Participant would have received had the goals with respect to the Participant’s Award been met at the target level based on his Compensation earned prior to the Participant’s death or disability. Payments under this clause (ii) shall be made as soon as practicable following the date of the Participant’s death or disability, but no later than 30 days after the date of the Participant’s retirement, death or disability.”

IN WITNESS WHEREOF, CenterPoint Energy, Inc. has caused these presents to be executed by its duly authorized officer in a number of copies, all of which shall constitute one and the same instrument, which may be sufficiently evidenced by any executed copy hereof, on this 14th day of December 2009, but effective as specified above.

CENTERPOINT ENERGY, INC.

By	/s/ David M. McClanahan
David M. McClanahan
President and Chief Executive Officer

ATTEST:

/s/ Richard Dauphin
Richard Dauphin,
Assistant Corporate Secretary